Exhibit 99.1

October 19, 2023

Liberty TripAdvisor Holdings, Inc. Provides Update Regarding Nasdaq Delisting

ENGLEWOOD, Colo. --(BUSINESS WIRE) -- October 19, 2023 – As previously disclosed, Liberty TripAdvisor Holdings, Inc. (“Liberty TripAdvisor”) (Nasdaq: LTRPA, LTRPB) received written notice from The Nasdaq Stock Market (“Nasdaq”) that if Liberty TripAdvisor’s Series A common stock (“LTRPA”) did not regain compliance with Nasdaq’s minimum bid price requirement for continued listing by October 18, 2023, trading of LTRPA would be suspended.

On October 19, 2023, Liberty TripAdvisor received written notice from Nasdaq notifying Liberty TripAdvisor that trading of LTRPA and Liberty TripAdvisor’s Series B common stock (“LTRPB”) will be suspended at the open of business on October 30, 2023 due to LTRPA’s failure to regain compliance with the minimum bid price requirement by October 18, 2023 and LTRPB’s failure to satisfy the continued listing requirements under Nasdaq Listing Rule 5460(b) necessary to maintain a separate “primary equity security” listing independent of LTRPA, specifically the requirements set forth under Nasdaq Listing Rule 5450(b). Following such suspension, Nasdaq is expected to file a Form 25 Notification of Delisting with the Securities Exchange Commission with respect to LTRPA and LTRPB when all internal procedural periods have run.

Liberty TripAdvisor considered alternatives and believes that transitioning to The OTC Markets Group, Inc. (“OTC”) is the best course of action given recurring instances of noncompliance with Nasdaq listing requirements. OTC has approved the quotation of LTRPA and LTRPB on the OTCQB Venture Market (“OTCQB”) and LTRPA and LTRPB are expected to be quoted on OTCQB immediately following their suspension of trading on Nasdaq on October 30, 2023. The ticker symbols and CUSIPs for LTRPA and LTRPB are not expected to change in connection with their suspension and delisting from Nasdaq and commencement of quotation on the OTCQB. Shareholders of LTRPA and LTRPB are not required to take any action.

Liberty TripAdvisor will continue to remain a reporting company under the Securities Exchange Act of 1934, as amended, and the transition to OTCQB is not expected to affect Liberty TripAdvisor’s business operations.

Forward-Looking Statements

This press release includes certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including statements relating to the suspension of trading of LTRPA and LTRPB on Nasdaq and the future trading of LTRPA and LTRPB on OTCQB. These forward-looking statements involve many risks and uncertainties that could cause actual results to differ materially from those expressed or implied by such statements, including, without limitation, general market conditions. These forward-looking statements speak only as of the date of this press release, and Liberty TripAdvisor expressly disclaims any obligation or undertaking to disseminate any updates or revisions to any forward-looking statement contained herein to reflect any change in Liberty TripAdvisor’s expectations with regard thereto or any change in events, conditions or circumstances on which any such statement is based. Please refer to the publicly filed documents of Liberty TripAdvisor and Tripadvisor, Inc., including Liberty TripAdvisor’s most recent Annual Report on Form 10-K for the year ended December 31, 2022, as filed on February 17, 2023, and Tripadvisor, Inc.’s most recent Annual Report on Form 10-K for the year ended December 31, 2022, as filed on February 17, 2023, for risks and uncertainties related to Liberty TripAdvisor which may affect the statements made in this press release.

About Liberty TripAdvisor Holdings, Inc.

Liberty TripAdvisor Holdings, Inc. (NASDAQ: LTRPA, LTRPB) consists of its subsidiary Tripadvisor. Tripadvisor is the world’s largest online travel community, aggregating reviews and opinions from its community of travelers about destinations, accommodations, restaurants and activities throughout the world.

Liberty TripAdvisor Holdings, Inc.
Shane Kleinstein, 720-875-5432

Source: Liberty TripAdvisor Holdings, Inc.